TURNER FUNDS

Turner Midcap Growth Fund

Turner Small Cap Growth Fund

Turner Titan Long/Short Fund

Supplement dated September 8, 2017

to the Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”) dated January 27, 2017

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, THE PROSPECTUS AND THE SAI.  THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS, THE PROSPECTUS AND THE SAI.

As noted in a prior supplement, on July 20, 2017, the Board of Trustees (the “Board”) of the Turner Funds (the “Trust”) determined to dissolve Turner Midcap Growth Fund, Turner Small Cap Growth Fund and Turner Titan Long/Short Fund (each, a “Fund” and collectively, the “Funds”).  On August 12, 2017, the Board approved the closure of the Funds to purchases and redemptions and the liquidation of the Funds.

On September 8, 2017, the Board approved the extension of the date on which the Funds will no longer accept orders from investors to redeem Fund shares (the “Liquidation Date”).  The Funds will distribute as soon as reasonably practicable thereafter all of their assets in cash pro rata to their respective shareholders.  All outstanding shares will be redeemed and cancelled and the Funds will then be terminated as series of the Trust.

The new Liquidation Date will be on or about September 25, 2017.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation on their tax situation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE